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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN STONE INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 2001

To Our Stockholders:

     The Annual Meeting of Stockholders of American Stone Industries, Inc. (the "Company") will be held at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio, on Wednesday, April 18, 2001, at 11:30 a.m., local time, to:

          (1) Elect seven Directors, each to serve for a term of one year; and

          (2) Transact such other business as may properly come before the meeting.

     Only those holders of Common Stock of record at the close of business on March 7, 2001 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

March 19, 2001

     The Company's Annual Report for the year ended December 31, 2000 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 2001

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Stone Industries, Inc. ("American Stone" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 18, 2001, at 11:30 a.m., local time, at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio (the "Annual Meeting") and at any adjournment or postponement thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained therein, if it is returned duly executed and is not revoked. If no choice is specified on the proxy it will be voted FOR the election of the seven nominees for Director named herein. Any stockholder giving a proxy pursuant to this solicitation may revoke it by giving written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the Annual Meeting or by submission of a duly executed proxy bearing a later date.

     This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about March 19, 2001.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on March 7, 2001. On that date, certificates representing 1,936,364 shares of Common Stock were outstanding and entitled to vote. The Company has no other voting securities outstanding.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. The holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The inspectors of election intend to treat properly executed proxies that are marked, with respect to election of Directors, as "vote withheld" or, with respect to any other proposals, "abstain," as shares present for purposes of determining whether a quorum is present. Likewise, broker non-votes will be counted in determining a quorum.

     The seven nominees for Director receiving the greatest number of votes will be elected. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     In voting on matters other than the election of Directors, proposals will be decided by the vote of holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting on such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote.

                             ELECTION OF DIRECTORS

     Under the Company's Bylaws adopted by the stockholders on November 22, 1996, the authorized number of Directors of the Company shall be not less than three, nor more than seven, as may be fixed from time to time by resolution of the Board of Directors, and each Director shall be elected or designated to serve and hold office until the next Annual Meeting of Stockholders. All seven of the current Directors of the Company have been nominated to be re-elected for one-year terms. Unless otherwise specified, all duly executed proxies will be voted FOR the election of the nominees named below. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee is unable to serve. All nominees have indicated their willingness to serve as Directors, if elected, and the Company has no reason to believe they will be unable to serve.

     Information about the Director nominees is set forth in the following paragraphs.

DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2002

Enzo Costantino................  Mr. Costantino has served as Treasurer of the Company and as
Age 39                           a Director since 1996. He has been Secretary and Treasurer
Director since 1996              of Terrazzo, Mosaic & Tile Company, Ltd. since 1994.
                                 Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces located in Toronto, Ontario. Prior to joining Terrazzo, Mosaic & Tile, Mr. Costantino was the controller of Daicon Contractors, a general contractor
                                 located in Toronto, Ontario, from 1989 to 1994, and the cost accounting manager for Canada Packers, a meat processor
                                 located in Toronto, Ontario, from 1983 to 1989.

Glen Gasparini.................  Mr. Gasparini has served as a Director since 1995 and was
Age 48                           President and Chief Executive Officer of the Company from
Director since 1995              1995 to 1997. He has been President of Terrazzo, Mosaic &
                                 Tile Company, Ltd. since 1975. Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces
                                 located in Toronto, Ontario.

Jacquita K. Hauserman..........  Ms. Hauserman has served as a Director of the Company since
Age 58                           1997. She is currently a principal of Arcadia Consulting, a
Director since 1997              management consulting firm. She was Vice President and Chief
                                 Development Officer of Summa Health System from 1999 to
                                 2000. Summa Health System, located in Akron, Ohio, is a
                                 963-bed nonprofit health care delivery network. She was an independent consultant with American Management Systems from
                                 1998 to 1999. Prior to that, she was employed by Centerior
                                 Energy from 1982 until 1998, most recently as Vice-
                                 President of Business Services. Previous positions with
                                 Centerior included Vice-President of Customer Support,
                                 Vice-President of Customer Service and Community Affairs and
                                 Vice-President of Administration. Centerior Energy, located in Cleveland, Ohio, was a holding company for Cleveland
                                 Electric Illuminating and Toledo Edison electric utilities until it was purchased by Ohio Edison in 1997. She is also a
                                 Director and Trustee of several non-profit organizations in the Cleveland area.


Michael J. Meier...............  Mr. Meier has served as Secretary of the Company and as a
Age 46                           Director since 1996. He has been Director of Finance and IT,
Director since 1996              Specialty Resins and Formulators, of PolyOne Corporation
                                 (NYSE: POL) since May 1999. PolyOne Corporation, with
                                 revenues in excess of $3 billion, is an international
                                 polymer services company with headquarters in Cleveland,
                                 Ohio. He was previously Vice-President of Finance, Chief
                                 Financial Officer, Secretary and Treasurer of Defiance, Inc.
                                 (Nasdaq NM: DEFI) from 1990 until February 1999. Defiance, a supplier of products and services to the U.S. transportation industry, was purchased by General Chemical Group, Inc.
                                 (NYSE: GCG) in February 1999.

Timothy I. Panzica.............  Mr. Panzica has served as a Director of the Company since
Age 45                           1996. He has been Executive Vice-President of Panzica
Director since 1996              Construction Company since 1981. Panzica Construction
                                 Company, a 44 year old firm located in Cleveland, Ohio, is a full service construction management/general contracting
                                 organization with expertise in all aspects of commercial
                                 construction. Panzica Construction Company is part of the
                                 Panzica Group of companies, which specializes in real estate development, design/build, and property management.

Thomas H. Roulston II..........  Mr. Roulston has served as Chairman of the Board of the
Age 67                           Company and as a Director since 1996. He founded Roulston &
Director since 1996              Company, Inc. and was its Chairman from 1990 to 2000.
                                 Roulston & Company is a registered investment advisor
                                 located in Cleveland, Ohio. Mr. Roulston was also Chairman of the Board of Directors of Defiance, Inc. (Nasdaq NM:
                                 DEFI) through February 1999. Defiance, a supplier of tooling systems, testing services, specialty anti-friction bearings and precision-machined products to the U.S. transportation industry, with headquarters in Cleveland, Ohio, was
                                 purchased by General Chemical Group, Inc. (NYSE: GCG) in
                                 February 1999. Mr. Roulston is also a Director of several
                                 privately-held companies.

Louis Stokes...................  Mr. Stokes has served as a Director of the Company since
Age 76                           January 1999. From 1969 to 1999, Mr. Stokes served as a
Director since 1999              Congressman in the United States House of Representatives.
                                 In February 1999, Mr. Stokes took a position as senior
                                 counsel at Squire, Sanders & Dempsey, a Cleveland-based law firm, and joined the faculty of the Mandel School of Applied
                                 Social Sciences at the Case Western Reserve University.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee, established in September 1996 and consisting entirely of non-employee Directors, met once in fiscal 2000. The committee reviews the external audit plan and activities, the Company's annual financial statements and the Company's system of internal and financial controls. The committee also reviews all significant fees for audit, audit-related and nonaudit services provided by the independent auditors and recommends the annual selection of independent auditors to the Board. Members of the audit committee are Michael J. Meier (Chairman) and Enzo Costantino. Each of the members of the Audit Committee is independent, as defined under Nasdaq listing standards.

     The Compensation Committee, established in September 1996 and consisting entirely of non-employee Directors, met one time in fiscal 2000. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors. Members of the compensation committee are Timothy
I. Panzica (Chairman), Jacquita K. Hauserman and Thomas H. Roulston II.

     The Executive Committee, established in September 1996 and consisting entirely of non-employee Directors, did not meet in fiscal 2000. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. Members of the executive committee are Thomas H. Roulston II (Chairman) and Glen Gasparini.

ATTENDANCE AT MEETINGS

     The Board of Directors of the Company met twelve times during fiscal 2000. During fiscal 2000 each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he or she served, except Mr. Gasparini, who attended six meetings of the Board of Directors and Mr. Stokes, who attended seven meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     No Directors' fees are paid to Directors. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their services as Directors.

     On June 24, 1998, the stockholders approved the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan. Under this plan, each non-employee Director automatically receives an option to purchase 1,500 shares of Common Stock on the date of each annual meeting of stockholders in which the Director is elected or re-elected to the Board of Directors. In addition, each Director receives an option to purchase 150 shares of Common Stock for each Board or committee meeting attended. The Chairman of the Board receives twice the number of options as the other Directors. Each option is granted at the fair market value of the Common Stock on the date of grant. All options granted are non-qualified stock options for federal income tax purposes.

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

     Management has the primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee monitors these processes.

     In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

     In addition, the independent auditors provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), related to the auditors' independence. The Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with the Company's financial management and independent auditors the overall scope and plans for the audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee considered other areas of its oversight relating to the financial reporting process that it determined appropriate.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE

                           Michael J. Meier, Chairman
                                Enzo Costantino

                             AUDIT AND RELATED FEES

AUDIT FEES

     The aggregate fees billed by Hobe & Lucas for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in the Company's Forms 10-QSB for fiscal 2000 were $22,621.

ALL OTHER FEES

     The aggregate fees billed to the Company for all other services rendered by Hobe & Lucas for fiscal 2000 were $6,000. The Audit Committee has determined that the provision of these services is compatible with maintaining the independence of Hobe & Lucas.

                             COMMON STOCK OWNERSHIP

                      BENEFICIAL OWNERSHIP OF STOCKHOLDERS
                         OWNING MORE THAN FIVE PERCENT

     The following table sets forth beneficial owners known to the Company of more than five percent of the Company's outstanding Common Stock as of February 21, 2001. All information with respect to beneficial ownership has been furnished by the respective five percent beneficial holder.

                  NAME AND ADDRESS OF                      NUMBER OF SHARES      PERCENT OF
                    BENEFICIAL OWNER                      BENEFICIALLY OWNED    TOTAL SHARES
                  -------------------                     ------------------    ------------
Roulston Ventures Limited Partnership(1)................       687,272(2)           35.0%
3636 Euclid Avenue
Cleveland, OH 44105

TMT Masonry, Ltd.(3)....................................       300,000              15.5%
900 Keele Street
Toronto, Ontario, Canada M6N 3E7

---------------

(1) Mr. Thomas H. Roulston II, Director and Chairman of the Board of the Company, is a general partner of Roulston Ventures Limited Partnership. Refer to the table regarding Directors and executive officers for detail.

(2) Includes 27,272 shares of Common Stock that are issuable upon conversion of a convertible subordinated note in the principal amount of $150,000 at a conversion rate of $5.50 per share.

(3) Mr. Glen Gasparini, a Director of the Company, is President and 75% shareholder of TMT Masonry, Ltd. Refer to the table regarding Directors and executive officers for detail.

                       BENEFICIAL OWNERSHIP OF DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Common Stock beneficially owned as of February 21, 2001 by each Director and executive officer of the Company and any person who was the Chief Executive Officer of the Company during 2000. All information with respect to beneficial ownership has been furnished by the respective Director or executive officer. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                 NAME AND ADDRESS OF                    NUMBER OF SHARES        PERCENT OF
                 BENEFICIAL OWNER(1)                   BENEFICIALLY OWNED    TOTAL SHARES(2)
                 -------------------                   ------------------    ----------------
Thomas H. Roulston II................................        752,573(3)            38.0%
Glen Gasparini.......................................        315,620(4)            16.2%
Steve Mason..........................................         10,000(5)               *
James M. Rallo.......................................         10,000(6)               *
Timothy I. Panzica...................................          9,700(7)               *
Michael J. Meier.....................................          8,150(8)               *
Enzo Costantino......................................          8,000(9)               *
Jacquita K. Hauserman................................          8,000(10)              *
Louis Stokes.........................................          6,747(11)              *
All Directors and executive officers as a group (9
  persons)...........................................      1,128,790(12)           55.3%

---------------

  * Represents less than 1%.

 (1) The address of each beneficial owner is c/o American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

 (2) Based on 1,936,364 shares of Common Stock outstanding on February 21, 2001, adjusted for shares subject to options exercisable within 60 days following February 21, 2001 held either by the named individuals or by the group as a whole.

 (3) Includes 10,000 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership of these shares. Shares of Common Stock beneficially owned by Mr. Roulston also include 687,272 shares held by Roulston Ventures Limited Partnership, of which Mr. Roulston is a general partner and 9% owner. Refer to the table regarding stockholders owning more than 5% for detail. Mr. Roulston's wife is also a 9% owner of Roulston Ventures Limited Partnership. Mr. Roulston has shared voting and investment power of Roulston Ventures Limited Partnership in a fiduciary capacity between himself and Scott D. Roulston, his son. Also includes options, exercisable within 60 days of February 21, 2001, to purchase 15,300 shares.

 (4) Shares of Common Stock beneficially owned by Mr. Gasparini include 300,000 shares held by TMT Masonry, Ltd., of which Mr. Gasparini is President and a 75% shareholder and 4,170 shares held by Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder. Also includes options, exercisable within 60 days of February 21, 2001, to purchase 7,050 shares.

 (5) Includes options, exercisable within 60 days of February 21, 2001, to purchase 10,000 shares.

 (6) Includes options, exercisable within 60 days of February 21, 2001, to purchase 10,000 shares.

 (7) Includes options, exercisable within 60 days of February 21, 2001, to purchase 7,500 shares.

 (8) Includes options, exercisable within 60 days of February 21, 2001, to purchase 7,650 shares.

 (9) Includes options, exercisable within 60 days of February 21, 2001, to purchase 7,500 shares.

(10) Includes options, exercisable within 60 days of February 21, 2001, to purchase 7,500 shares.

(11) Includes options, exercisable within 60 days of February 21, 2001, to purchase 6,000 shares.

(12) Includes options, exercisable within 60 days of February 21, 2001, to purchase 78,500 shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the years ended December 31 2000, 1999 and 1998 for the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officers received compensation whose annual salary and bonus exceeded $100,000 during that year.

                                                                        LONG TERM
                                                                       COMPENSATION
                                                                       ------------
                                                                          AWARDS
                                     ANNUAL COMPENSATION               ------------
                          -----------------------------------------     SECURITIES
        NAME AND                                       OTHER ANNUAL     UNDERLYING      ALL OTHER
   PRINCIPAL POSITION     YEAR     SALARY     BONUS    COMPENSATION      OPTIONS       COMPENSATION
   ------------------     ----    --------    -----    ------------    ------------    ------------
James M. Rallo(1).......  2000    $108,000     --          --                 --               --
President and             1999      36,000     --          --             10,000               --
Chief Executive Officer   1998          --     --          --                 --               --

The Named Executive Officer did not receive personal benefits or perquisites during fiscal 2000, 1999 or 1998 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) Mr. Rallo became President and Chief Executive Officer on August 18, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock options were granted to the Named Executive Officer during Fiscal 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table summarizes options that were exercised during fiscal 2000 and presents the value of unexercised options held by the Named Executive Officer at fiscal year end.

                                                                NUMBER OF SECURITIES
                                                                     UNDERLYING               VALUE OF
                                                                     UNEXERCISED            IN-THE-MONEY
                                                                  OPTIONS AT FISCAL       OPTIONS AT FISCAL
                                                                    YEAR-END (#)           YEAR-END($)(1)
                                                                ---------------------   ---------------------
                               SHARES ACQUIRED      VALUE                     UNEXER-                 UNEXER-
            NAME               ON EXERCISE(#)    REALIZED($)    EXERCISABLE   CISABLE   EXERCISABLE   CISABLE
            ----               ---------------   ------------   -----------   -------   -----------   -------
James M. Rallo...............         0              --           10,000         0           0           0

---------------

(1) Based upon the closing price of the Company's Common Stock of $4.50 per share on December 31, 2000.

PENSION AND RETIREMENT PLANS

     The Company does not have a pension or retirement plan.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company does not have any agreements regarding employment, and does not have any change-in-control arrangements.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     No Director has any family relationship to any other Director of the Company.

     On November 22, 1996, TMT, Roulston Ventures, Ltd. ("Roulston Ventures") and the Company entered into a Share Purchase Option Agreement ("Agreement"). Pursuant to the terms of the Agreement, in the event that TMT or Roulston Ventures intends to sell all or any part of their shares of Common Stock of the Company, the selling party shall first offer to the Company the opportunity to purchase such shares and, in the event that the Company declines to purchase such shares, shall offer such shares to the other party to the Agreement. Upon tender, the Company has 15 days within which to accept the offer before the shares will be made available to the other party to the Agreement. In the event that neither the Company nor the other party buys the shares, they may be sold to a third party.

     In September 1998, Roulston Ventures Limited Partnership purchased 60,000 shares of Common Stock from the Company at a price of $3.50 per share, which represented the closing price of the Common Stock on the date of the purchase. Thomas H. Roulston II, Chairman of the Board of the Company, is a general partner of Roulston Ventures Limited Partnership. The purchase of Common Stock was approved by the Board of Directors of the Company, with Mr. Roulston abstaining from the vote.

     On September 23, 1999, Roulston Ventures Limited Partnership loaned the Company $150,000 under an 8% convertible subordinated note, due October 1, 2002. Interest is payable quarterly and the principal is due at maturity. Roulston Ventures Limited Partnership has the right to convert the note, or any portion thereof, into Common Stock during the term of the note at the price of $5.50 per share, which represents the closing price of the Common Stock on the date of the note. This note is subordinated to all senior bank debt and was approved on September 22, 1999 by unanimous vote of the Board of Directors of the Company with Mr. Roulston abstaining from the vote.

     On June 21, 2000, Roulston Ventures Limited Partnership, a beneficial owner of approximately 35% of the Company's Common Stock, purchased 200,000 shares of Common Stock from the Company at a price of $4.50 per share, which represented the closing price of the Common Stock on the date of the purchase. The purchase of Common Stock was approved by the unanimous vote of the Board of Directors of the Company, with Mr. Roulston abstaining from the vote.

     The Company has adopted a policy whereby in the event that management recommends the Company, or any of its subsidiaries, enter into any business transactions with a related party, such transactions will be reviewed by a majority of the Board who are independent. In addition, if a Director is affiliated with the subject related party, that Director will abstain from voting on any such proposal.

NOMINATION OF DIRECTORS

     The Board considers suitable candidates for membership on the Board from time to time, and will consider nominees recommended by stockholders. Stockholders wishing to submit a recommendation should write to the Board in care of Mr. Thomas H. Roulston II, Chairman of the Board, American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such filings. Based solely on its review of copies of these reports furnished to the Company and, where applicable, any written representation that no reports were required, the Company believes during fiscal 2000 all Section 16(a) filing requirements were met.

                            INDEPENDENT ACCOUNTANTS

     The firm of Hobe & Lucas served as independent accountants for the Company for the fiscal years ended December 31, 2000, 1999 and 1998, and have been named as such for the current fiscal year. Representatives of Hobe & Lucas are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

     The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

                STOCKHOLDERS' PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholder proposals to be presented at the 2002 Annual Meeting, which is expected to be held in April, 2002, must be received by the Corporate Secretary for inclusion in the Company's Proxy Statement and form of proxy by November 15, 2001. To be eligible for inclusion in the 2001 proxy materials, such proposal must conform to the requirements set forth in Regulation 14A promulgated under the Exchange Act.

     The Company may use its discretion in voting Proxies with respect to stockholder proposals not included in the Proxy Statement for the fiscal year ended December 31, 2001, unless the Company receives notice of such proposals prior to February 1, 2002.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy according to their best judgment on such matters insofar as the proxies are not limited to the contrary.

     Upon the receipt of a written request from any stockholder entitled to vote at the Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for determination of stockholders entitled to vote at the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-KSB should be directed to: Michael J. Meier, Secretary, American Stone Industries, Inc., State Route 113, P.O. Box 261, South Amherst, Ohio 44001.

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

March 19, 2001

                                   APPENDIX A

                        AMERICAN STONE INDUSTRIES, INC.

                         CHARTER OF THE AUDIT COMMITTEE

Organization

     There shall be a committee of the board of directors known as the audit committee. The audit committee shall be composed of at least two directors, at least half of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the directors, the independent auditors, and the financial management of the corporation.

Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the audit committee will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

- Submit the minutes of all meetings of the audit committee to, and discuss the matters discussed at each committee meeting with, the board of directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

February 4, 1997

                        AMERICAN STONE INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of American Stone Industries, Inc. (the "Company") hereby appoints Thomas H. Roulston II and Glen Gasparini, the proxies of the undersigned to vote the shares of Common Stock of the undersigned at the 2001 Annual Meeting of Stockholders of the Company to be held at the Union Club of Cleveland, 1211 Euclid Avenue, Cleveland, Ohio on Wednesday, April 18, 2001, at 11:30 a.m., local time, and at any adjournment thereof upon the following:

        THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR PROPOSAL 1.

(1) ELECTION OF DIRECTORS: Enzo Costantino, Glen Gasparini, Jacquita K. Hauserman, Michael J. Meier, Timothy I. Panzica, Thomas H. Roulston II and Louis Stokes for terms expiring in 2002.

    [ ] FOR all nominees         [ ] WITHHOLD AUTHORITY to vote for all nominees
      (except as marked to the contrary)

          (INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                        INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                     (Continued, and to be signed on other side)

                          (Continued from other side)

     IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                                                    Dated                 , 2001
                                                         -----------------

                                                    ----------------------------
                                                             Signature

                                                    ----------------------------
                                                     Signature if held jointly

                                                    NOTICE: When signing as
                                                    attorney, executor,
                                                    administrator, trustee or
                                                    guardian, please give your
                                                    full title as such. A proxy
                                                    given by a corporation
                                                    should be signed in the
                                                    corporate name by the
                                                    chairman of its board of
                                                    directors, its president,
                                                    vice president, secretary,
                                                    or treasurer.

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THE PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

                                   Proxy Card